EXHIBIT 99.1


PRESS RELEASE

RECKSON ASSOCIATES REALTY CORP.
625 RECKSON PLAZA
UNIONDALE, NY  11556
(516) 506-6000 (PHONE)
(516) 506-6800 (FACSIMILE)
CONTACT:  SCOTT RECHLER, CEO
          MICHAEL MATURO, PRESIDENT AND CFO

--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE

                 RECKSON ANNOUNCES THIRD QUARTER 2006 RESULTS

(UNIONDALE, NEW YORK, NOVEMBER 2, 2006) - RECKSON ASSOCIATES REALTY CORP. (NYSE:
RA) today reported diluted funds from operations (FFO) of $40.5 million, or $0.47 per share for the third quarter of 2006 including approximately $2.1 million, or $0.03 per share charge recognized in connection with Reckson's long-term incentive compensation plan. When adjusted for the charge the Company reported diluted FFO of $42.6 million, or $0.50 per share for the third quarter of 2006. This compares to diluted FFO of $51.7 million, or $0.61 per share for the third quarter of 2005.

Reckson reported net income of $9.3 million, or diluted earnings per share (EPS) of $0.11 for the third quarter of 2006 including $2.1 million charge for the aforementioned compensation plan, as compared to $113.6 million, including $96.4 million related to gains on sales of depreciable real estate, or diluted EPS of $1.37 for the third quarter of 2005.

The decrease in FFO includes dilution resulting from the timing of acquisition and disposition activity during 2005 and 2006. The majority of our acquisition activity occurred in early 2005 while we disposed of over $980 million of assets or interest in assets in the latter part of 2005 and early 2006. As a result of the competitive investment environment in the New York Tri-State markets during 2006, we were unable to effectively redeploy all of that capital. In addition, our third quarter 2005 included approximately $3.6 million of one-time transaction fees earned in connection with the origination and closing of Tranche I of the Australian LPT.

Scott Rechler, Reckson's Chief Executive Officer, commented, "We weren't pleased but we weren't surprised that FFO dropped this quarter. These trends are consistent with some of the pressures that we have been seeing in the competitive market recently and consistent with the rationale for our pending transaction with SL Green."

A  reconciliation  of  net  income  to  FFO  is  in  the  financial   statements
accompanying this press release. Net income is the GAAP measure the Company believes to be the most directly comparable to FFO.

SUMMARY PORTFOLIO PERFORMANCE

Occupancy Statistics:

                           Same Property                    Overall
                            QUARTER END                   QUARTER END
                        9/30/2006  6/30/2006   9/30/06(1)  6/30/06(1)  9/30/2005
                        ---------  ---------   ----------  ----------  ---------
Total Occupancy:
   Stabilized Office      94.6%      94.0%       94.6%       94.0%       94.2%
   Stabilized Portfolio   93.5%      93.0%       93.5%       93.0%       93.0%

Based on Pro Rata
Ownership:
   Stabilized Office      93.9%      93.0%       93.9%       93.0%       93.0%
   Stabilized Portfolio   93.0%      92.2%       93.0%       91.8%       91.8%


(1) Includes Reckson Platinum Mile portfolio acquired on December 29, 2005.

Office same property net operating income (property operating revenues less property operating expenses) (NOI), on a pro rata ownership basis, before termination fees, for the third quarter of 2006 increased 2.3% (on a cash basis) and decreased (1.7)% (on a straight-line rent basis) compared to the third quarter of 2005. Excluding the effect of the 1185 Avenue of the Americas ground rent expense, office same property NOI, on a pro rata ownership basis, before termination fees, for the third quarter of 2006 increased 5.8% (on a cash basis) compared to the third quarter of 2005. Portfolio same property NOI, on a pro rata ownership basis, before termination fees, for the third quarter of 2006 increased 2.3% (on a cash basis) and decreased (1.6)% (on a straight-line rent basis) compared to the third quarter of 2005.

Office same property NOI, on an overall basis, before termination fees, for the third quarter of 2006 increased 2.6% (on a cash basis) and decreased (1.2)% (on a straight-line rent basis) compared to the third quarter of 2005. Portfolio same property NOI, on an overall basis, before termination fees, for the third quarter of 2006 increased 2.6% (on a cash basis) and decreased (1.0)% (on a straight-line rent basis) compared to the third quarter of 2005.

OTHER HIGHLIGHTS

LEASING ACTIVITY

       - Executed  64  lease  transactions   encompassing  485,552  square feet,
         during the third quarter of 2006

       - Rent performance on renewal and replacement space, on a consolidated basis, during the third quarter of 2006 increased 19.6% (on a straight-line rent basis) and 6.9% (on a cash basis) in the office portfolio

       - Office leasing transactions executed during the third quarter of 2006 resulted in a 45% renewal rate

CORPORATE ACTIVITY

       - On August 3, 2006, Reckson and SL Green Realty Corp. (NYSE: SLG) announced that they entered into a definitive agreement pursuant to which SL Green will acquire Reckson. The transaction is expected to close in January 2007 and is subject to customary closing conditions, including approval by Reckson's stockholders. Reckson has called a special meeting of shareholders to be held at 10:30 a.m. local time on November 22, 2006 at 1350 Avenue of the Americas, New York, New York at which Reckson will seek shareholder approval of the merger agreement and the transactions contemplated thereby. Shareholders of record as of the close of business on October 13, 2006 will be entitled to vote at the special meeting.

       - Closed tranche III of the Australian listed property trust transaction with Reckson New York Property Trust (the Trust) (ASX: RNY), a Reckson-sponsored Australian listed property trust. In the tranche III closing, Reckson sold five suburban core plus properties containing approximately 623,000 square feet for approximately $111.8 million, including the assignment of approximately $63.3 million of mortgage debt.

NON-GAAP FINANCIAL MEASURES

FUNDS FROM OPERATIONS (FFO)

The Company bel ieves that FFO is a widely recognized and appropriate measure of performance of an equity REIT. The Company presents FFO because it considers it an important supplemental measure of the Company's operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). FFO is defined by NAREIT as net income or loss, excluding gains or losses from sales of depreciable properties plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. Since all companies and analysts do not calculate FFO in a similar fashion, the Company's calculation of FFO presented herein may not be comparable to similarly titled measures as reported by other companies.

Reckson is a  self-administered  and self-managed  real estate  investment trust
(REIT) specializing in the acquisition, leasing, financing, management and development of Class A office properties.

Reckson is one of the largest publicly traded owners, managers and developers of Class A office properties in the New York Tri-State area and wholly owns, or has substantial interests in, a total of 101 properties comprised of approximately
20.2 million square feet. For additional information on Reckson, please visit the Company's web site at WWW.RECKSON.COM.

FINANCIAL STATEMENTS ATTACHED

The Supplemental Package outlining the Company's third quarter 2006 results will be available on the Company's web site at WWW.RECKSON.COM in the Investor Relations section, by e-mail to those on the Company's distribution list, as well as by mail or fax, upon request. To be added to the Company's e-mail distribution list or to receive a copy of the quarterly materials by mail or fax, please contact Susan McGuire, Senior Vice President Investor Relations, Reckson Associates Realty Corp., 625 Reckson Plaza, Uniondale, New York 11556, INVESTORRELATIONS@RECKSON.COM or (516) 506-6746.

FORWARD-LOOKING STATEMENTS

CERTAIN MATTERS DISCUSSED HEREIN, INCLUDING GUIDANCE CONCERNING THE COMPANY'S FUTURE PERFORMANCE, ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALTHOUGH THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF RESULTS AND NO ASSURANCE CAN BE GIVEN THAT THE EXPECTED RESULTS WILL BE DELIVERED. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS, TRENDS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPECTED. AMONG THOSE RISKS, TRENDS AND UNCERTAINTIES ARE THE GENERAL ECONOMIC CLIMATE, INCLUDING THE CONDITIONS AFFECTING INDUSTRIES IN WHICH OUR PRINCIPAL TENANTS COMPETE; FINANCIAL CONDITION OF OUR TENANTS; CHANGES IN THE SUPPLY OF AND DEMAND FOR OFFICE PROPERTIES IN THE NEW YORK TRI-STATE AREA; CHANGES IN INTEREST RATE LEVELS; CHANGES IN THE COMPANY'S CREDIT RATINGS; CHANGES IN THE COMPANY'S COST OF AND ACCESS TO CAPITAL; DOWNTURNS IN RENTAL RATE LEVELS IN OUR MARKETS AND OUR ABILITY TO LEASE OR RE-LEASE SPACE IN A TIMELY MANNER AT CURRENT OR ANTICIPATED RENTAL RATE LEVELS; THE AVAILABILITY OF FINANCING TO US OR OUR TENANTS; CHANGES IN OPERATING COSTS, INCLUDING UTILITY, REAL ESTATE TAXES, SECURITY AND INSURANCE COSTS; REPAYMENT OF DEBT OWED TO THE COMPANY BY THIRD PARTIES; RISKS ASSOCIATED WITH JOINT VENTURES; LIABILITY FOR UNINSURED LOSSES OR ENVIRONMENTAL MATTERS; RISKS THAT THE COMPANY'S SHAREHOLDERS DO NOT APPROVE THE TRANSACTION WITH SL GREEN, THAT THE OTHER CLOSING CONDITIONS TO THE TRANSACTION WITH SL GREEN ARE NOT MET AND/OR THAT THE TRANSACTION WITH SL GREEN IS DELAYED OR NOT CONSUMMATED, AND OTHER RISKS ASSOCIATED WITH THE DEVELOPMENT AND ACQUISITION OF PROPERTIES, INCLUDING RISKS THAT DEVELOPMENT MAY NOT BE COMPLETED ON SCHEDULE, THAT THE TENANTS WILL NOT TAKE OCCUPANCY OR PAY RENT, OR THAT DEVELOPMENT OR OPERATING COSTS MAY BE GREATER THAN ANTICIPATED. FOR FURTHER INFORMATION ON FACTORS THAT COULD IMPACT RECKSON, REFERENCE IS MADE TO RECKSON'S

FILINGS WITH THE  SECURITIES  AND EXCHANGE  COMMISSION.  RECKSON  UNDERTAKES  NO
RESPONSIBILITY TO UPDATE OR SUPPLEMENT INFORMATION CONTAINED IN THIS PRESS RELEASE.

                  RECKSON ASSOCIATES REALTY CORP. (NYSE: RA)
                      CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                     September 30,  December 31,
                                                         2006          2005
                                                     -------------  ------------
ASSETS:
Commercial real estate properties, at cost:
  Land                                                 $  430,822    $  430,064
  Buildings and improvements                            2,931,330     2,823,020
Developments in progress:
  Land                                                    126,861       123,761
  Development costs                                       120,693        99,570
Furniture, fixtures, and equipment                         13,583        12,738
                                                     -------------  ------------
                                                        3,623,289     3,489,153
Less: accumulated depreciation                           (615,724)     (532,152)
Investments in real estate, net of accumulated       -------------  ------------
  depreciation                                          3,007,565     2,957,001

Properties and related assets held for sale, net of
  accumulated depreciation                                 68,249       194,297
Investments in real estate joint ventures                  46,238        61,526
Investments in mortgage motes and notes receivable        201,128       174,612
Investments in affiliate loans and joint ventures          58,948        59,324
Cash and cash equivalents                                  16,372        17,468
Tenant receivables                                         17,831        20,196
Deferred rents receivable                                 152,376       138,990
Prepaid expenses and other assets                         108,258       109,381
Deferred leasing and loan costs (net of accumulated
  amortization)                                            84,459        78,411
                                                     -------------  ------------
         TOTAL ASSETS                                  $3,761,424    $3,811,206
                                                     -------------  ------------

LIABILITIES:
Mortgage notes payable                                 $  420,901    $  541,382
Unsecured credit facility                                 205,000       419,000
Senior unsecured notes                                  1,255,059       980,085
Mortgage notes payable and other liabilities
  associated with properties held for sale                 63,733        84,572
Accrued expenses and other liabilities                    122,885       120,994
Deferred revenues and tenant security deposits             72,919        75,903
Dividends and distributions payable                        36,583        36,398
                                                     -------------  ------------
         TOTAL LIABILITIES                              2,177,080     2,258,334
                                                     -------------  ------------

Minority partners' interests  in consolidated
  partnerships                                            262,339       217,705
Preferred unit interest in the operating partnership        1,200         1,200
Limited partners' minority interest in the operating
  partnership                                              30,476        33,498
                                                     -------------  ------------
                                                          294,015       252,403
                                                     -------------  ------------
Commitments and contingencies                               -             -

STOCKHOLDERS' EQUITY:
Preferred Stock, $.01 par value, 25,000,000 shares
  authorized                                                -             -
Common Stock, $.01 par value, 200,000,000 shares
  authorized 83,466,430 and 82,995,931 shares issued
  and outstanding, respectively                               835           830
Accumulated other comprehensive income                      2,102         1,819
Treasury Stock, 3,318,600 shares                          (68,492)      (68,492)
Retained earnings                                          36,823        56,868
Additional paid in capital                              1,319,061     1,309,444
                                                     -------------  ------------
         TOTAL STOCKHOLDERS' EQUITY                     1,290,329     1,300,469
                                                     -------------  ------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $3,761,424    $3,811,206
                                                     =============  ============
Total debt to market capitalization (a):                    35.3%         40.1%
                                                     =============  ============

---------------
(a) Total debt includes the Company's pro rata share of consolidated and unconsolidated joint venture debt.

                  RECKSON ASSOCIATES REALTY CORP. (NYSE: RA)
                      CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                Three Months Ended        Nine Months Ended
                                   September 30,             September 30,
                             ------------------------  -------------------------
                                 2006         2005         2006         2005
                             -----------  -----------  -----------  ------------

Property Operating Revenues:
  Base rents                 $   118,584  $   122,693  $   363,244  $   353,151
  Tenant escalations and
    reimbursements                22,310       21,055       60,613       56,157
                             -----------  -----------  -----------  ------------
      Total property
        operating revenues       140,894      143,748      423,857      409,308
                             -----------  -----------  -----------  ------------

Property Operating Expenses:
  Operating expenses              41,002       35,687      109,807      96,806
  Real estate taxes               25,525       22,653       73,929      65,493
                             -----------  -----------  -----------  ------------
      Total property
        operating expenses        66,527       58,340      183,736     162,299
                             -----------  -----------  -----------  ------------

Net Operating Income              74,367       85,408      240,121     247,009
                             -----------  -----------  -----------  ------------
Gross Margin percentage            52.8%        59.4%        56.7%       60.3%
                             -----------  -----------  -----------  ------------

Other Income:
  Gains on sale of real
    estate                             -       85,512       35,393       85,512
  Interest income on mortgage
    notes and notes receivable     6,020        3,818       17,021        9,598
  Interest, investment income
    and other                      3,883        6,543       18,289        7,677
  Equity in earnings of real
    estate joint ventures            678          248        2,889          482
                             -----------  -----------  -----------  ------------
      Total other income          10,581       96,121       73,592      103,269
                             -----------  -----------  -----------  ------------
Other Expenses:
  Interest:
    Expense                       27,531       31,982       82,736       82,807
    Amortization of deferred
      financing costs              1,071        1,021        3,210        3,080
  Depreciation and
    amortization                  32,777       34,872      101,660       94,510
  Marketing, general and
    administrative                 9,551        8,136       28,508       24,372
  Long-term incentive
    compensation expense           2,082            -        7,937            -
                             -----------  -----------  -----------  ------------
      Total other expenses        73,012       76,011      224,051      204,769
                             -----------  -----------  -----------  ------------

Income from continuing
  operations before minority
  interests and discontinued
  operations                      11,936      105,518       89,662      145,509

Minority partners' interests
 in consolidated partnerships     (3,120)      (3,740)     (11,066)     (11,368)
Limited partners' minority
  interest in the operating
  partnership                       (283)      (3,298)      (2,525)      (4,615)
                             -----------  -----------  -----------  ------------
Income before discontinued
  operations                       8,533       98,480       76,071      129,526
Discontinued operations, net
  of minority interests:
      Gains on sales of real
        estate                       741       13,615       10,027       13,790
     Income from discontinued
        operations                     -        1,460          819        5,356
                             -----------  -----------  -----------  ------------
Net income                   $     9,274  $   113,555  $    86,917  $   148,672
                             ===========  ===========  ===========  ============

Basic net income per weighted
  average common share:
  Common stock - income from
    continuing operations    $      0.10  $      0.20  $      0.50  $      0.58
  Gains on sales of real
    estate                             -         1.00         0.41         1.01
  Discontinued operations           0.01         0.18         0.13         0.23
                             -----------  -----------  -----------  ------------
  Basic net income per common
    share                    $      0.11  $      1.38  $      1.04  $      1.82
                             ===========  ===========  ===========  ============

Basic weighted average common
  shares outstanding          83,353,000   82,545,000   83,212,000   81,848,000
                             ===========  ===========  ===========  ============
Diluted net income per
  weighted average common
  share                      $      0.11  $      1.37  $      1.04  $      1.81
                             ===========  ===========  ===========  ============
Diluted weighted average
  common shares outstanding   84,188,000   83,026,000   83,819,000   82,284,000
                             ===========  ===========  ===========  ============

                   RECKSON ASSOCIATES REALTY CORP. (NYSE: RA)
                               FUNDS FROM OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                Three Months Ended        Nine Months Ended
                                   September 30,             September 30,
                             ------------------------  -------------------------
                                 2006         2005         2006         2005
                             -----------  -----------  -----------  ------------

Net income                     $  9,274     $113,555     $ 86,917      $148,672
  Add: Real estate
      depreciation and
      amortization               30,856       32,903       96,512        90,391
    Minority partners'
      interests in
      consolidated
      partnerships                6,724        6,741       21,340        20,244
    Limited partners'
      minority interest in
      the operating
      partnership                   213        2,930        2,145         4,197

  Less: Amounts distributable
      to minority partners in
      consolidated partnerships   6,534        5,600       19,739        16,804
      Gains on sales of
        depreciable real estate       -       98,861       44,669        98,861
                             -----------  -----------  -----------  ------------
Basic and Diluted Funds From
  Operations ("FFO")           $ 40,533     $ 51,668     $142,506      $147,839
                             ===========  ===========  ===========  ============

Diluted FFO calculations:
    Weighted average common
      shares outstanding         83,353       82,545       83,212        81,848
    Weighted average units
      of limited partnership
      interest outstanding        1,881        2,083        1,971         2,623
                             -----------  -----------  -----------  ------------
    Basic weighted average
      common shares and
      units outstanding          85,234       84,628       85,183        84,471

    Adjustments for dilutive
      FFO weighted average
      shares and units
      outstanding:

        Common stock
          equivalents               835          481          607           436
        Limited partners'
          preferred interest         41           41           41            41
                             -----------  -----------  -----------  ------------
Total diluted weighted
  average shares and units
  outstanding                    86,110       85,150       85,831        84,948
                             ===========  ===========  ===========  ============

Diluted FFO per weighted
  average share or unit        $   0.47     $   0.61     $   1.66      $   1.74
Diluted weighted average
  dividends per share          $   0.42     $   0.42     $   1.27      $   1.27
Diluted FFO payout ratio           90.2%        70.0%        76.8%         73.2%

FFO Data excluding non
  recurring charges:

  Diluted FFO per weighted
    average share or unit      $   0.50     $   0.61     $   1.75      $   1.74
  Diluted weighted average
    dividends per share        $   0.42     $   0.42     $   1.27      $   1.27
  Diluted FFO payout ratio         85.6%        70.0%        72.7%         73.2%
--------------------------------------------------------------------------------

                   RECKSON ASSOCIATES REALTY CORP. (NYSE: RA)
                        CASH AVAILABLE FOR DISTRIBUTION
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                Three Months Ended        Nine Months Ended
                                   September 30,             September 30,
                             ------------------------  -------------------------
                                 2006         2005         2006         2005
                             -----------  -----------  -----------  ------------

Basic Funds From Operations    $ 40,533     $ 51,668     $142,506      $147,839

  Less: Straight line rents
     and other FAS 141 non-cash
     rent adjustments             7,717       10,020       21,650        29,938
    Committed non-incremental
      capitalized tenant
      improvements and leasing
      costs (a)                  12,224        6,653       34,328        25,694
    Actual non-incremental
      capitalized improvements    3,817        2,399        9,236         7,473

  Add: Amortization of equity
    grants (b)                    4,806        1,834       14,786         5,190
                             -----------  -----------  -----------  ------------
Basic and Diluted Cash
  Available for Distribution
  ("CAD")                      $ 21,581     $ 34,430     $ 92,078      $ 89,924
                             ===========  ===========  ===========  ============
Diluted CAD calculations:
    Weighted average common
      shares outstanding         83,353       82,545       83,212        81,848
    Weighted average units
      of limited partnership
      interest outstanding        1,881        2,083        1,971         2,623
                             -----------  -----------  -----------  ------------
    Basic weighted average
      common shares and units
      outstanding                85,234       84,628       85,183        84,471

    Adjustments for dilutive
      CAD weighted average
      shares and units
      outstanding:

      Common stock
        equivalents                 835          481          607           436
      Limited partners'
        preferred interest           41           41           41            41
                             -----------  -----------  -----------  ------------
Total diluted weighted
  average shares and units
  outstanding                    86,110       85,150       85,831        84,948
                             ===========  ===========  ===========  ============
Diluted CAD per weighted
  average share or unit        $   0.25     $   0.40     $   1.07      $   1.06
Diluted weighted average
  dividends per share          $   0.42     $   0.42     $   1.27      $   1.27
Diluted CAD payout ratio (a)      169.5%       105.1%       118.8%        120.4%
--------------------------------------------------------------------------------

(a) CAD for the quarterly period ended September 30, 2006 includes tenant improvements and leasing costs of $4.9 million and $1.2 million, respectively for a 141,000 square foot lease to Quest Diagnostics at 3 Giralda Farms, Madison, NJ. During the quarterly period ended June 30, 2006 we received a $10.0 million termination fee from Diatchi for these and other tenant related costs.
(b) - Includes charges of $2.1 million and $7.9 million related to a long-term incentive compensation plan for the three & nine month periods ended September 30, 2006